CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2026	Mar. 31, 2025
Cash flows from operating activities:
Net loss	$ (1,310)	$ (770)
Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash interest expense	132	525
Stock-based compensation	238	44
Changes in operating assets and liabilities:
Prepaid expenses and other current and non-current assets	51	94
Accounts payable	107	48
Accrued expenses and other current liabilities and other non-current liabilities	(217)
Net cash used in operating activities	(999)	(59)
Effect of exchange rate changes on cash	(18)	(12)
Net decrease in cash	(1,017)	(71)
Cash at beginning of period	1,659	359
Cash at end of period	$ 642	$ 288